                                                                    Exhibit 10.3

                                 THIRD AMENDMENT



         THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of July 17, 2000, among DOMINO'S, INC. ("Company"), BLUEFENCE, INC. ("Subsidiary Borrower" and, together with Company, each, a "Borrower" and, collectively, "Borrowers"), TISM, INC. ("Holdings"), J.P. MORGAN SECURITIES INC., as arranger (in such capacity, "Arranger"), THE FINANCIAL INSTITUTIONS party to the Credit Agreement referred to below (each individually referred to therein as a "Lender" and collectively as "Lenders"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan Guaranty"), as administrative agent for Lenders (in such capacity, "Administrative Agent"), NBD BANK ("NBD Bank"), as syndication agent (in such capacity, "Syndication Agent"), and COMERICA BANK ("COMERICA"), as documentation agent (in such capacity, "Documentation Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement (as defined below).

                               W I T N E S S E T H
                               -------------------

         WHEREAS, Borrowers, Holdings, the Arranger, Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agent are party to a Credit Agreement, dated as of December 21, 1998 (as amended, the "Credit Agreement");

         WHEREAS, the parties hereto wish to amend the Credit Agreement as herein provided; and

         WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto agree as follows;

         NOW, THEREFORE, it is agreed:

         1. Subsection 1.1 of the Credit Agreement is hereby amended by inserting the phrase "and repurchases or redemptions of the Senior Subordinated Notes made during such period pursuant to clause (xviii) of Subsection 7.5" at the end of the parenthetical appearing in clause (ii)(a) of the definition of "Consolidated Excess Cash Flow".

         2. Subsection 1.1 of the Credit Agreement is hereby further amended by inserting the following proviso at the end of the definition of "Excess Proceeds Amount":

         ", provided that the aggregate amount, if any, added to the Excess Proceeds Amount pursuant to clause (i)(a) shall be reduced by the aggregate amount paid to repurchase or redeem Senior Subordinated Notes pursuant to clause (xviii) of Subsection 7.5"

         3. Subsection 7.5 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing immediately before clause (xvii), and (ii) inserting at the end of clause (xvii) the following new clause (xviii):

         "and (xviii) so long as no Potential Event of Default or Event of Default is then in existence or would result therefrom, Holdings may repurchase or redeem Senior Subordinated Notes, provided that (i) the aggregate amount paid in respect of such repurchase and redemption does not exceed $30,000,000, (ii) the Leverage Ratio shall be no greater than 4.87:1.00 at the time of such repurchase or redemption and (iii) the Senior Subordinated Notes shall be permanently retired and delivered to the Trustee under the Senior Subordinated Notes Indenture for cancellation;"

         4. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants that (i) no Potential Event of Default or Event of Default exists as of the Amendment Effective Date (as defined below), both before and after giving effect to this Amendment and (ii) on the Amendment Effective Date, both before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects.

         5. The Borrowers hereby covenant and agree to pay each Lender which executes and delivers to the Administrative Agent a counterpart hereof by 5:00 P.M. (New York time) on July 17, 2000, a cash fee in an amount equal to 5 basis points (0.05%) of an amount equal to the sum of the outstanding Term Loans of such Lender and the Revolving Loan Commitment of such Lender, in each case as in effect on the Amendment Effective Date. All fees pursuant to this Section 5 are due and payable on the Amendment Effective Date and shall be paid by the Borrowers to the Administrative Agent for distribution to the Lenders.

         6. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) each Borrower and the Requisite Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its notice address and (ii) the amendment fees payable pursuant to Section 5 shall have been paid.

         7. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.

         8. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with each Borrower and the Administrative Agent.

         9. THIS Amendment AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


                                      * * *

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.


                                   TISM, INC.



                                   By  /s/  Harry J. Silverman
                                     -------------------------------------------
                                     Title:  CFO


                                   DOMINO'S, INC.



                                   By  /s/  Harry J. Silverman
                                     -------------------------------------------
                                     Title:  CFO


                                   BLUEFENCE, INC.



                                   By  /s/  Harry J. Silverman
                                     -------------------------------------------
                                     Title:  CFO



                                   MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Administrative Agent


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   COMERICA BANK, individually and as
                                   Documentation Agent



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   NBD BANK, individually and as Syndication
                                   Agent



                                   By  /s/
                                     -------------------------------------------
                                     Title:

                                   THE BANK OF NOVA SCOTIA



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   CREDIT LYONNAIS NEW YORK BRANCH



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   MICHIGAN NATIONAL BANK


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   COMPAGNIE FINANCIERE de CIC et de l'UNION
                                   EUROPEENNE


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   CITY NATIONAL BANK


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   KZH CNC LLC


                                   By  /s/
                                     -------------------------------------------
                                     Title:

                                   KZH ING - 1 LLC


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   KZH ING - 2 LLC


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   KZH ING - 3 LLC


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   ARCHIMEDES FUNDING, L.L.C.,


                                   By: ING Capital Advisors LLC, as Collateral
                                   Manager


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   ARCHIMEDES FUNDING II, LTD.


                                   By: ING Capital Advisors LLC, as Collateral
                                   Manager


                                   By /s/
                                     -------------------------------------------
                                     Title:

                                   ARCHIMEDES FUNDING III, LTD.


                                   By:  ING Capital Advisors LLC, as Collateral
                                   Manager


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   ARES III CLO, LTD.


                                   By:  ARES CLO Management L.L.C., as
                                   Investment Manager


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   SENIOR DEBT PORTFOLIO



                                   By:  Boston Management and Research
                                          as Investment Advisor



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   EATON VANCE SENIOR INCOME TRUST


                                   By:  Eaton Vance Management as Investment
                                   Advisor


                                   By  /s/
                                     -------------------------------------------
                                     Title:

                                   EATON VANCE INSTITUTIONAL LOAN FUND


                                   By:  Eaton Vance Management as Investment
                                   Advisor


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   OXFORD STRATEGIC INCOME FUND



                                   By:  Eaton Vance Management as Investment
                                           Advisor



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   VAN KAMPEN PRIME RATE INCOME TRUST


                                   By: Van Kampen Investment Advisory Corp.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   VAN KAMPEN SENIOR FLOATING RATE FUND


                                   By: Van Kampen Investment Advisory Corp.



                                   By  /s/
                                     -------------------------------------------
                                     Title:

                                   VAN KAMPEN SENIOR INCOME FUND


                                   By: Van Kampen Investment Advisory Corp.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   INDOSUEZ CAPITAL FUNDING IIA, LIMITED


                                   By: Indosuez Capital as Portfolio Advisor



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   INDOSUEZ CAPITAL FUNDING IV, L.P.


                                   By: Indosuez Capital as Porfolio Advisor


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   THE BANK OF NEW YORK


                                   By  /s/
                                     -------------------------------------------
                                     Title:

                                   CREDIT AGRICOLE INDOSUEZ



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   MERRILL LYNCH SENIOR FLOATING RATE FUND II,
                                   INC.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   SENIOR HIGH INCOME PORTFOLIO, INC.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   LONGHORN CDO (CAYMAN) LTD.

                                   By:  Merrill Lynch Asset Management, L.P. as
                                            Investment Advisor



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   DEBT STRATEGIES FUND II, INC.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   DEBT STRATEGIES FUND III, INC.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   ELC (CAYMAN) LTD. 2000-I



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   FIRST UNION NATIONAL BANK



                                   By  /s/
                                     -------------------------------------------
                                     Title:

                                   FRANKLIN CLO I, LIMITED



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   THE FUJI BANK, LIMITED



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   FLEET NATIONAL BANK


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   LEHMAN COMMERCIAL PAPER INC.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   FLEET NATIONAL BANK
                                   AS TRUST ADMINISTRATOR FOR
                                   LONG LANE MASTER TRUST IV



                                   By  /s/
                                     -------------------------------------------
                                     Title:

                                   NATIONAL CITY BANK



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   NUVEEN SENIOR INCOME FUND



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   SEQUILS-ING I (HBDGM) LTD.


                                   By: ING Capital Advisors LLC, as Collateral
                                          Manager


                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   TORONTO-DOMINION (NEW YORK), INC.



                                   By  /s/
                                     -------------------------------------------
                                     Title:



                                   J H WHITNEY MARKET VALUE FUND, L.P.



                                   By  /s/
                                     -------------------------------------------
                                     Title: